                                                                    Exhibit 10.5

                           SECOND AMENDMENT TO MASTER
                             RESTRUCTURING AGREEMENT

     This Second Amendment to Master Restructuring Agreement is made as of October 1, 2002 by and between CURIS, INC., a Delaware corporation ("Curis"), and STRYKER CORPORATION, a Michigan corporation ("Stryker").

     WHEREAS, Curis, as the successor by merger to Creative Biomolecules, Inc., and Stryker are parties to that certain Master Restructuring Agreement dated as of October 15, 1998 as amended by that certain First Amendment to Master Restructuring Agreement dated as of November 2, 2001 (the "Agreement;" capitalized terms used but not defined herein shall have the meaning provided therefor in the Agreement) and that certain License and Sublicense Agreement entered into as of October 31, 1996 (the "PDGF License and Sublicense");

     WHEREAS, Curis and Stryker desire to amend and supplement the Agreement and certain of the Related Agreements referred to therein and the PDGF License and Sublicense in certain respects as more fully set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Agreement, the parties hereto agree as follows:

     1. On the date hereof (the "Effective Date"), Stryker shall pay Curis the sum of $14,000,000 by wire transfer to the account designated by Curis in Exhibit A.

     2. The provisions of Section 4.12(b) of the Agreement are hereby deleted in their entirety.

     3. The provisions of Section 4.13 (a) of the Agreement are hereby amended to read in their entirety as follows:

          (a) Creative hereby agrees to pay to Stryker in U.S. dollars, quarterly royalties (the "Creative Royalty Payments") equal to (i) one-quarter of one percent (0.25%) of the first $500,000,000 of Net Sales of Creative Royalty Bearing OP Products by Creative or any Creative Third Party Seller or any other sublicensee of Creative or Person to which Creative has assigned any of its rights under this Agreement or the Creative License Agreement (all such Persons other than Creative being referred to herein collectively as "Creative Sublicensees") in any calendar year during the Royalty Period and (ii) one-half of one percent (0.50%) of Net Sales of Creative Royalty Bearing OP Products by Creative or any Creative Sublicensee in excess of $500,000,000 in any calendar year during the Royalty Period. "Net Sales" for purposes of this Section 4.13 shall mean revenue derived by Creative or any Creative Sublicensee from the sale of Creative Royalty Bearing OP Products, less discounts allowed, transportation charges, insurance, credits for claims or allowances, returns, and taxes or other governmental charges levied on or measured by such sales and included in the billing price, whether absorbed by Creative, third parties or their customers. For Creative Royalty Bearing OP Products (collectively, the "OP Component") that are sold in combination with another product, if both the OP Component and such other product have established market prices, Net Sales shall be calculated by multiplying Net Sales of the combination product by the fraction A/(A+B) where A is the sales price of the OP Component in the combination when sold separately and B is the sales price of the other product in the combination when sold separately. If one or both of the OP Component and the other product do not have an established market price, Net Sales shall include only that portion of the sales price of the combination product that is determined by good faith negotiation between Stryker and Creative to represent the value of the OP Component. In such negotiation, the parties shall take into account the list price of either the OP Component or the other product, if there be one, or of similar products, and the market share of the combination product. The allocation of the sales price of the combination product shall be subject to renegotiation upon the request of either party at two year intervals. The method of allocation of the sales price of a combination product set forth in the four preceding sentences is referred to herein as the "Allocation Method."

     4. The first sentence of Section 4.13(b) of the Agreement shall be deleted in its entirety and replaced by the following:

          Creative agrees that it will furnish to Stryker at least three business days in advance of the execution thereof a copy of any proposed agreement with any Creative Sublicensee and that references to sublicensees in the provisions of subsections (c) through (h) of this Section 4.13 shall be deemed to be references to Creative Sublicensees. Creative further agrees that it shall be responsible for all payments due to Stryker under the provisions of Section 4.13(a) regardless of whether it receives payments owed to it by any Creative Sublicensee and regardless of the amount or form of any such payment. Creative will, if requested by Stryker, grant Stryker a perfected, first priority security interest in the payments received by it from any Creative Sublicensee to secure the payment of the royalties due to Stryker pursuant to Section 4.13(a) of the Agreement.

     5. The provisions of Section 4.14 of the Agreement, which relate to royalties and other payments to be made by Stryker to Curis, are hereby deleted in their entirety, it being understood and agreed that as a result thereof Stryker shall not have any obligation to make any payment to Curis in respect of Net Sales of Stryker Royalty Bearing OP Products by Stryker or any Stryker Third Party Seller or any licensing or sublicensing payment received by Stryker from any Stryker Third Party Seller. Notwithstanding the foregoing, the provisions of subsections (b) through (h) of Section 4.14 shall remain in force to the extent and only to the extent that they relate to Net Sales of Stryker Royalty Bearing OP Products prior to the Effective Date.

     6. Schedule 1 of the Stryker License Agreement (Exhibit 4.6 to the Agreement and as separately executed and delivered as of October 15, 1998) is hereby amended to delete in their entirety the rows beginning with "CRP-067AU," "CRP-067CA," "CRP-067CN" "CRP-067EP," "CRP-067FW," "CRP-067JP," "CRP-067KR,"
"CRP-081FW".

     7. Schedule 1 to the Creative License Agreement (Exhibit 4.7 to the Agreement and as separately executed and delivered as of October 15, 1998) is hereby amended to insert, immediately following the row beginning with "CRP-163PR" eight rows as set forth below:

--------------------------------------------------------------------------------
CRP-067AU         AU           51293/93             9/15/93        670334

--------------------------------------------------------------------------------
CRP-067CA         CA           2,144,513            9/15/93

--------------------------------------------------------------------------------
CRP-067CN         US           08/643,763           5/6/96         5,733,878

--------------------------------------------------------------------------------
CRP-067EP         EP           93 92-2212.1         9/15/93

--------------------------------------------------------------------------------
CRP-067FW         US           08/155,343           11/15/93       5,656,593

--------------------------------------------------------------------------------
CRP-067JP         JP           06-508301            9/15/93

--------------------------------------------------------------------------------
CRP-067KR         KR           700993/95            9/15/93

--------------------------------------------------------------------------------
CRP-081FW         US           08/402,542           3/13/95

--------------------------------------------------------------------------------

     8. Curis agrees to execute and deliver to Stryker on the Effective Date the Patent Assignment Agreement in the form of Exhibit B attached hereto in order to effectuate the assignment to Stryker of the entire right, title and interest of Curis in and to the inventions and improvements claimed in the U.S., foreign and PCT applications and patents issuing therefrom that are listed in
Schedule 1 to the Patent Assignment Agreement and all worldwide counterparts and registrations, continuations, divisions, reissues, extensions or supplementary protection certificates, continuations-in-part or additions (but only to the extent such continuations-in-part or additions claim inventions disclosed as required by 35 U.S.C. (S)112 (CIPs) or the applicable laws (additions) in the parent application thereof as listed in said Schedule 1 with respect thereto).

     9. The provisions of Section 4 of the PDGF License and Sublicense, which relate to royalties and other payments to be made by Stryker to Curis, are hereby deleted in their entirety, it being understood and agreed that as a result thereof Stryker shall not have any obligation to make any payment to Curis in respect of Stryker's Net Sales of PDGF Products ("Net Sales" and "PDGF Products" having the meaning provided therefor in the PDGF License and Sublicense for purposes of this Section 9) or sublicensing payments received by Stryker for sublicensing any PDGF Product.

     10. The provisions set forth in paragraphs 1 through 9 hereof shall be effective as of the Effective Date. Except as specifically provided above, the terms and provisions of the Agreement shall continue in full force and effect in all respects and are hereby confirmed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement this 1st day of October, 2002.


                                            CURIS, INC.


                                            /s/ Daniel R. Passeri
                                            ------------------------------------
                                            Daniel R. Passeri, President and
                                            Chief Executive Officer


                                            STRYKER CORPORATION


                                            /s/ John W. Brown
                                            ------------------------------------
                                            John W. Brown
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                                                       Exhibit A

                                   CURIS, INC.
                            WIRE TRANSFER INFORMATION

--------------------------------------------------------------------------------
ABA#:                                          011000138

--------------------------------------------------------------------------------
Bank:                                          Fleet National Bank, Boston, MA

--------------------------------------------------------------------------------
Beneficiary:                                   Curis, Inc.

--------------------------------------------------------------------------------
Account #:                                     94277-70021

--------------------------------------------------------------------------------

                                                                       Exhibit B

                                   ASSIGNMENT

     Curis, Inc., a Delaware corporation, having a place of business at 61 Moulton Street, Cambridge, MA, in consideration of One Dollar and other valuable consideration paid to it by Stryker Corporation, a Michigan corporation, having a principal place of business at 2725 Fairfield Road, Kalamazoo, MI, the receipt of which is hereby acknowledged, does hereby sell, assign and transfer unto said Stryker Corporation, its successors and assigns, its entire right, title and interest for the United States of America and all foreign countries, including all rights of priority under the International Convention for the Protection of Industrial Property, in the inventions and improvements disclosed in the U.S., foreign, and PCT applications listed in Schedule 1 attached hereto, and in all Letters Patent of the United States and all foreign countries which have been or shall be granted on said inventions, or any parts thereof, or on said applications, or any divisions, continuations, reissues, extensions or other applications based in whole or in part thereon. And Curis, Inc. agrees, for itself and its successors and assigns, with said Stryker Corporation and its successors and assigns, but at its or their expense and charges, hereafter to execute all applications, amended specifications, deeds or other instruments, and to do all acts necessary or proper to secure the grant of Letters Patent in the United States and in all other countries to said Stryker Corporation, with specifications and claims in such form as shall be approved by the counsel of said Stryker Corporation and to vest and confirm in said Stryker Corporation, its successors and assigns, the legal title to all such patents and to otherwise give full effect to and perfect the rights of said Stryker Corporation under this Assignment.

     And it does hereby authorize and request authorities to issue such Letters Patent as shall be granted upon said applications to said Stryker Corporation, its successors and assigns.

     WITNESS its hand and seal this 1st day of October, 2002.


                                       Curis, Inc.


                                       By: /s/ Daniel R. Passeri
                                           -------------------------------------
                                           Daniel R. Passeri
                                           President and Chief Executive Officer

State of Massachusetts
County of _____________

     Then personally appeared the above-named Daniel R. Passeri, to me known and known to me to be the person who executed the foregoing instrument, and acknowledged it to be his free act and deed, before me, this 1st day of October, 2002.

                                           /s/ Marcia R. Thomas
                                           -------------------------------------
                                           Notary Public
                                           My Commission Expires: March 6, 2003

                                   SCHEDULE 1


------------------------------------------------------------------------------------------------------
Docket No.             Country           Application Number  Filing Date          Patent Number
------------------------------------------------------------------------------------------------------
CRP0-19                US                07/155,066          2/11/88
------------------------------------------------------------------------------------------------------
CRP-019DV              US                07/686,550          5/6/91               5,759,815
------------------------------------------------------------------------------------------------------
CRP-065AU              AU                92/15591            3/12/92              656,372
------------------------------------------------------------------------------------------------------
CRP-065AT              AT                92908042            3/12/92              196604
------------------------------------------------------------------------------------------------------
CRP-065CA              CA                2,106,073           3/12/92
------------------------------------------------------------------------------------------------------
CRP-065DE              DE                                    3/12/92              69231486
------------------------------------------------------------------------------------------------------
CRP-065EP              EP                92908042.2          3/12/92              575484
------------------------------------------------------------------------------------------------------
CRP-065JP              JP                04-507,585          3/12/92
------------------------------------------------------------------------------------------------------
CRP-065WO              WO                US92/02043          3/12/92              WO92/16181
------------------------------------------------------------------------------------------------------
CRP-065                US                669,070             3/12/91              5,149,691
------------------------------------------------------------------------------------------------------
CRP-065CP              US                07/849,931          3/12/92              5,376,636
------------------------------------------------------------------------------------------------------
CRP-067AU              AU                51293/93            9/15/93              670334
------------------------------------------------------------------------------------------------------
CRP-067CA              CA                2,144,513           9/15/93              2,144,513
------------------------------------------------------------------------------------------------------
CRP-067CN              US                08/643,763          5/6/96               5,733,878
------------------------------------------------------------------------------------------------------
CRP-067EP              EP                93922212.1          9/15/93              665739
------------------------------------------------------------------------------------------------------
CRP-067FW              US                08/155,343          11/15/93             5,656,593
------------------------------------------------------------------------------------------------------
CRP-067JP              JP                93-508301           9/15/93
------------------------------------------------------------------------------------------------------
CRP-067KR              KR                700993/95           9/15/93
------------------------------------------------------------------------------------------------------
CRP-081FW              US                08/402,542          3/13/95              6,395,883
------------------------------------------------------------------------------------------------------